                                                                   Exhibit 10.17
    S                              THE PRINCIPAL
    A                             FINANCIAL GROUP
    V                              PROTOTYPE FOR
    I                              SAVINGS PLANS
    N
    G
    S                THIS PLAN IS A 401(K) PROFIT SHARING PLAN

    P           ---------------------------------------------------
    L           ---------------------------------------------------
    A
    N
                             ADOPTION AGREEMENT- PLUS




                             IRS SERIAL NO.: D347609B

                         ADOPTION AGREEMENT PLAN NO.: 001
                        TO BE USED WITH BASIC PLAN NO.: 03

                            APPROVED: OCTOBER 26, 1992

                                  AMENDMENT TO
              INFORMATION MANAGEMENT RESOURCES, INC. SAVINGS PLAN
                          401 (k) Profit Sharing Plan

BY THIS AGREEMENT, entered into this 15th day of December, 1994, Information Management Resources, Inc. Savings Plan (a 401(k) Profit Sharing Plan) is hereby amended as follows, effective as of January l, 1994:

1.   Section Z(l)(b)(i) is deleted in its entirety.

2.   Section Z(2) is deleted in its entirety.



                                 Plan Sponsor
                                 INFORMATION MANAGEMENT RESOURCES, INC.

Witness:

/s/ ____________________         By: /s/ Satish K. Sanan
                                    Satish K. Sanan, President


Witnesses:                       Trustees:

/s/ ____________________         /s/ Satish K. Sanan
                                      Satish K. Sanan

/s/ ____________________         /s/ Jeffery S. Slowgrove
                                      Jeffery S. Slowgrove


                               TABLE OF CONTENTS

A.    ADOPTION AGREEMENT..................................................  1

B.    EMPLOYER............................................................  1

C.    PLAN NAME...........................................................  1

D.    EFFECTIVE DATE......................................................  1

E.    YEARLY DATE.........................................................  2

F.    FISCAL YEAR.........................................................  2

G.    NAMED FIDUCIARY.....................................................  2

H.    PLAN ADMINISTRATOR..................................................  2

I.    PREDECESSOR.........................................................  3

J.    ELIGIBLE EMPLOYEE...................................................  4

K.    ENTRY REQUIREMENTS..................................................  5

L.    ENTRY DATE..........................................................  7

M.    PAY.................................................................  7

N.    ELECTIVE DEFERRAL CONTRIBUTIONS.....................................  9

O.    MATCHING CONTRIBUTIONS.............................................. 10

P.    OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES........................ 12

Q.    NET PROFITS AND CONTRIBUTION REQUIREMENTS........................... 15

R.    CONTRIBUTION MODIFICATIONS.......................................... 17

S.    VOLUNTARY CONTRIBUTIONS............................................. 18

T.    INVESTMENT.......................................................... 18

U.    VESTING PERCENTAGE.................................................. 21

V.    VESTING SERVICE..................................................... 22

W.    WITHDRAWAL BENEFITS................................................. 24

X.    RETIREMENT AND THE START OF BENEFITS................................ 25

Y.    FORMS OF DISTRIBUTION............................................... 27

Z.    ADOPTING EMPLOYERS.................................................. 31



        Internal Revenue Service                      Department of the Treasury
Plan Description: Prototype Non-standardized Profit
Sharing Plan with CODA
FFN: 50307440003-001 Case: 9200863 EIN: 42-0127290
BPD: 03 Plan: 001 Letter Serial No: D347609b          Washington, DC 20224

                                                      Person to Contact: Ms. Wiggins
PRINCIPAL MUTUAL LIFE INSURANCE CO
                                                      Telephone Number: (202) 622-8380
711 HIGH STREET
                                                      Refer Reply to: E:EP:Q:8
DES MOINES, IA 50309
                                                      Date: 10/26/92


Dear Applicant:

In our opinion, the amendment to the form of the plan identified above does not in and of itself adversely affect the plan's acceptability under section 401 of the Internal Revenue Code. This opinion relates only to the amendment to the form of the plan. It is not an opinion as to the acceptability of any other amendment or of the form of the plan as a whole, or as to the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

An employer who adopts the amended form of the plan after the date of the amendment should apply for a determination letter by filing an application with the Key District Director of Internal Revenue on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

This letter with respect to the amendment to the form of the plan does not affect the applicability to the plan of the continued, interim and extended reliance provisions of sections 13 and 17.03 of Rev. Proc. 89-9, 1989-1 C.B.
780. The applicability of such provisions may be determined by reference to the initial opinion letter issued with respect to the plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                    Sincerely yours,

                                    /s/
                                       -----------------------
                                    Chief, Employee Plans Qualifications Branch
                       THE PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

                           ADOPTION AGREEMENT - PLUS

                           Use black ink to complete the Adoption Agreement.
                               -----
A.  Select (1 ) or (2).        A.  This ADOPTION AGREEMENT is

1)  If selected, check             1) [_] the Employer's first adoption of The
    (a) or (b).  If this              Principal Financial Group Prototype for
    Plan is a restate-                Savings Plans. Together with THE
    ment, check (b).                  PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC
                                      SAVINGS PLAN, it constitutes

                                      a)  [_] a new plan.

b)  If selected, fill in              b)  [_] a restatement of an existing plan
    the restatement date.                 (and  trust). That plan was qualifi-
                                          able under 401(a)  of the Internal
                                          Revenue Code. The provisions of this
                                          restatement are effective on _______,
                                          19____. This is the RESTATEMENT DATE.

2)  If selected, fill in           2) [X] Amendment No. 1 to the Plan. It
    the amendment number              replaces all prior amendments to the Plan
    and date.                         and the first Adoption Agreement. The
                                      provisions of this amendment are effective on January 1, 1994.

B.  Fill in exact, legal       B.  The terms we, us and our, as they are used
    name.                          in this Plan, refer to the EMPLOYER.
                               We, INFORMATION MANAGEMENT RESOURCES, INC. are the Employer.

C.  For example: ABC,          C.  The PLAN'S NAME is INFORMATION MANAGEMENT
    Inc. Savings Plan.             RESOURCES, INC. SAVINGS PLAN

D.  Fill in the date your      D.  Our retirement plan became effective on
    Prior Plan started             January 1, 1992. This is the EFFECTIVE
    if this Plan is a              DATE.
    restatement. If this
    Plan is new, use the
    first day of the first
    Plan Year.

E.  Fill in Effective Date     E.  The YEARLY DATE is the first day of each
    and check (1), (2) or          Plan Year. The Yearly Date is January 1,
    (3).                           1992 and

                                   1) [X] the same day of each following year.

2)  The first Plan Year is         2) [_] each following ____________ (month and
    short.                            day).

3)  A later Plan Year is           3) [_] (a) each following __________ (month
    short.                            and day) through (b) _____________ 19___
(b) First day of short                and (c) each following __________ (month
    year (use same month              and day).
    and day as in (a)).
(c) First day of new Plan          If the first date in Item E is after the
    Year.                          Effective Date, Yearly Dates, before the
                                   first date in Item E above, shall be
                                   determined under the provisions of the Prior
                                   Plan (Plan) before that date.

                               F. The FISCAL YEAR is our taxable year and ends on December 31 (month and day).

                               G. We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

1)  Principal Mutual Life          1) [_]
    Insurance Company may                -------------------------------------
    not be named.                     is the Named Fiduciary.

                               H.  We are the PLAN ADMINISTRATOR, unless
                                   otherwise specified in (1) below.

1)  Principal Mutual Life          1) [_]
    Insurance Company may                --------------------------------------
    not be named.                  is the Plan Administrator. The address, phon
                                   number and tax filing number of the Plan
                                   Administrator are the same as the Employer's unless otherwise specified below.
                                   Address:

                                   --------------------------------------------
                                   Phone No.:
                                   --------------------------------------------
                                   Tax Filing No.:
                                   --------------------------------------------

    Select any items below     I.  A PREDECESSOR employer is a firm of which we
    which apply.                   were once a part or a firm absorbed by us
                                   because of a change of name, merger,
                                   acquisition or a change of corporate status.
1)  If this Plan is a
    continuation of a plan         1) [_] A Predecessor is deemed to be the
    of a Predecessor                  Employer for purposes of determining:
    employer, service with
    that Predecessor must             a) [_]  Entry Service.
    be treated as service
    with you.                         b) [_]  Vesting Service.

                                      c) [_]  Hours of Service required to be
                                         eligible for an Employer Contribution.

                                      d)  [_]  Pay.

                                   2) [_] Service with or pay from a Predecessor
                                      shall be counted only if service continued with us without interruption. This item shall not apply if this Plan is a continu-ation of a plan of that Predecessor.

                                   3) [_] Service with or pay from a Predecessor
                                      shall include service or pay while a
                                      proprietor or partner. (If this item is
                                      not checked, such service or pay shall not be counted.)

                                   4) [_] Service with or pay from a Predecessor
                                      shall be counted only as to a Predecessor which

                                      a) [_] maintained a qualified pension or
                                         profit sharing plan (or)

b)  Exact, legal name(s).             b) [_] is named below:

J.  Select (1) or (2).         J.  An ELIGIBLE EMPLOYEE is
    Use Item Z to identify
    the Controlled Group           1) [X] an Employee of ours or of an Adopting
    and Affiliated Service            Employer listed in Item Z
    Group members whose
    Employees may
    participate in the
    Plan.


2)  If selected, check the         2) [_] an Employee of ours or of an Adopting
    requirements in (a), (c),         Employer listed in Item Z provided the
    (d) and (e) below which           Employee meets the requirement(s) selected
    apply.                            below.

a)  Select any employment             a) [_] Employed in the following employ-
    classifications below                ment classification:
    which apply.
                                         i)   [_] Paid on a salaried basis.

                                         ii)  [_] Paid on a commission basis.

                                         iii) [_] Paid on an hourly rate basis.

                                         iv)  [_] Represented for collective
                                              bargaining purposes by

                                              A. [_] any bargaining unit.

B.  Bargaining unit's name.                   B. [_]
                                                    ----------------------------

                                         v)   [_] Not represented for collective
                                              bargaining purposes by

                                              A. [_] any bargaining unit for
                                                 which retirement benefits have
                                                 been the subject of good faith
                                                 bargaining between Employee
                                                 representatives and us.

B.  Bargaining unit's name.                   B. [_]
                                                    ----------------------------
b)  If more than one                  b) If more than one employment classi-
    employment classi-                   fication is Employee must meet
    fication is selected
    in (a), check (i) or                 i)  [_] each one of the employment
    (ii).                                    classifications selected above.

                                         ii) [_] any one of the employment
                                             classifications selected above.

c)  If selected, check                c) [_] Not covered under any other
    (i), (ii) or both.                   qualified

                                         i)  [_] profit sharing plan (or)

                                         ii) [_] pension plan

                                         to which we contribute.

                                      d) [_] Employed at the following location
                                         or divisions or in the following
                                         positions:

                                      -----------------------------------------

                                      e) [_] Not employed at the following
                                         location or divisions or in the
                                         following positions:

                                      -----------------------------------------

                               K. ENTRY REQUIREMENTS

1)  Select (a) or (b).             1) SERVICE REQUIRED to become an Active
                                      Member:

                                      a) [_] Service is not required.

b)  If selected, check (i)            b) [X] The minimum Entry Service required
    or (ii). Up to 1 year                is
    may be used (6 months
    if Entry Date is                     i)  [X] 1 (one) whole year.
    Yearly Date).

ii) If selected, fill in                 ii) [_] ____/12 of a year.
    numerator of fraction
    (e.g. 6/12 for half a                Note: If a fractional part of a year is
    year).                               required, the Hours Method may not be
                                         used to determine Entry Service.

2)  Select (a) or (b).             2) ENTRY SERVICE, subject to the provisions
    (Use only if service is           of Plan Section 1.02, shall be
    required for entry.)              determined as follows:

                                      a) [_] ELAPSED TIME METHOD. Entry Service
                                         is the total of an Employee's countable
                                         Periods of Service without regard to
                                         Hours of Service.

h)  Only available if                 b) [X] HOURS METHOD. A year of Entry
    one year is used in                  Service is an Entry Service Period
    K(1) above.                          which has ended and in which an
                                         Employee has 1,000 Hours of Service,
                                         unless a lesser number is specified
                                         in (i) below.

i)  Optional reduced                     i)   [_]___________ Hours of Service.
    Hours of Service
    requirement.

ii) Optional crediting of                ii)  [_] A year of Entry Service
    Entry Service before                      shall be credited before the
    Entry Service Period                      end of the Entry Service
    ends.                                     Period if the Employee has the
                                              number of Hours of Service
                                              specified above.

                                         iii) An ENTRY SERVICE PERIOD is the
                                              12-consecutive month period
                                              beginning on an Employee's Hire
                                              Date and each following 12-
                                              consecutive month period ending
                                              on the last day of the Plan
                                              Year, including the 12-
                                              consecutive month period ending
                                              on the last day of the first
                                              Plan Year after his Hire Date,
                                              unless otherwise specified in
                                              A. below. (See Plan Section
                                              1.02 for the crediting of Entry
                                              Service during the first two
                                              periods.)

A.  Optional Entry Service                    A. [_] An Entry Service Period
    Period, continues on                         is the 12-consecutive month
    employment                                   period beginning on an
    anniversaries.                               Employee's Hire Date and
                                                 each following 12-
                                                 consecutive month period
                                                 beginning on an anniversary
                                                 of that Hire Date.

                                         iv)  An ENTRY BREAK in service, when
                                              the Hours Method is used, is an
                                              Entry Service Period in which
                                              an Employee is credited with
                                              not more than one-half of the
                                              Hours of Service required for a
                                              year of Entry Service, unless
                                              otherwise specified in A.
                                              below.

A.  Optional Hours of                         A. [_] _________ or fewer Hours
    Service requirement.                         of Service.
    Fill in up to 500
    hours but less than
    hours required for year
    of Entry Service.

3)  Select (a) or (b).             3) AGE REQUIRED to become an Active Member:

                                      a) [X] A minimum age is not required.

b)  Not over age 21 (201/2            b) [_] The Employee must be ____ or
    if Entry Date is                     older.
    Yearly Date).

4)  This waiver applies            4) [_] The requirement(s) for entry
    only on the date you              checked below shall be waived on
    fill in.                          _____________, 19____. This date
                                      shall be an Entry Date if the Eligible
                                      Employee has met all the other entry
                                      requirements.

                                      a) [_] Service requirement.

                                      b) [_] Age requirement.

Select one of the              L.  ENTRY DATE. An Eligible Employee may enter
following dates                    the Plan as an Active Member on the earliest

                                   1) [X] Monthly Date,

                                   2) [_] Semi-yearly Date,

                                   3) [_] Quarterly Date,

4)  If selected, age and           4) [_] Yearly Date,
    service required in
    Item K can't be over           5) [_] date,
    age 201/2 or more than
    6 months, respectively.        on or after the date this Plan became
                                   effective, on which he meets all the entry requirements. This date is his ENTRY DATE.

                               M.  PAY

                                   1) COMPENSATION for purposes of Plan Section
                                      3.06 is as defined therein, under
                                      Information required to be reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation Box on Form W-2), which is actually paid or made available by us for the Limitation Year, unless otherwise specified in (a) or (b) below.

    Optional 415 (c)(3)               a) [_] 415 safe-harbor compensation as
    definition of Pay.                   defined in Plan Section 3.06.

b)  Optional W-2                      b) [_] Code Section 3401 (a) wages (wages
    definition of Pay.                   for purposes of income tax withholding)
                                         as defined in Plan Section 3.06.

2)  Optional provision             2) [_] The definition of Compensation above
    to continue old                   shall apply on and after the 1994
    definition until 1994             Limitation Year. The definition of
    Limitation Year.                  Compensation on any date before the 1994
                                      Limitation Year shall be determined in
                                      accordance with the provisions of the
                                      Prior Plan.

                                   3) PAY for purposes of Plan Section 1.02 is
                                      the same as compensation for purposes of Plan Section 3.06 as specified in (1) above.

4)  Optional provision             4) [_] The definition of Pay in this Item M
    to continue old                   shall apply on and after the first Yearly
    definition until 1994             Date in 1994. The definition of Pay on any
    Plan Year.                        date before the first Yearly Date in 1994
                                      shall be determined in accordance with the provisions of the Prior Plan.

                               Pay shall include elective contributions.
                               Elective contributions are amounts excludable from the gross income of the Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Pay deferred under a Code Section 457 plan maintained by us and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.

5)  Safe harbor fringe         5)  For purposes of Elective Deferral
    benefit exclusion.             Contributions only Pay shall not include
                                   reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and welfare benefits, unless otherwise specified in (a) below.

a)  Optional provision             a) [_] Pay for all purposes under the Plan
    to exclude fringe                 shall not include reimbursements or other
    benefits for all                  expense allowances, fringe benefits (cash
    purposes.                         or non-cash), moving expenses, deferred
                                      compensation, and welfare benefits.

                               6)  ANNUAL PAY is, on any given date, an
                                   Employee's Pay for the latest Pay Year ending on or before that date.

                               7) The PAY YEAR is the one-year period ending on the last day of each Plan Year, unless a different Pay Year is specified in (a) below.

a)  Optional Pay Year.             a) [_] The one-year period ending on each
                                      _____________ (month and day).

Select any modifications       Pay is modified as follows:
below which apply.
                               8) [X] An Employee's Annual Pay over $15,000
                                  shall be excluded.

                               9) [_] If a Member's Entry Date occurs after
                                  ____________, 19__, Pay before such Entry Date shall be excluded.

                               Item (10) shall apply to the Pay used for purposes of determining the allocation or amount of specified Contributions. Item (10) shall not apply to the Pay used for purposes of determining the allocation of Contributions if an Integration Level is used to determine the allocation of Contributions.

10)  Optional exclusions.      10) [_] Pay for purposes of determining the
                                   allocation or amount of

                                   a) [_] All Employer Contributions

                                   b) [_] Elective Deferral Contributions

                                   c) [_] Additional Contributions

                                   d) [_] Discretionary Contributions

                                   excludes
                                   --------

                                   e) [_] bonuses

                                   f) [_] commissions

                                   g) [_] overtime pay

h)  Specify type of                h) [_] other special pay
    special pay excluded
                               Item (11) shall only apply to the Pay used for
                                               ----
                               purposes of determining excess amounts under Plan
                               Section 3.07.

                               11) [_] Pay shall include only amounts received
                                   while an Active Member of the Plan for the period described in Plan Section 3.07.

                         N. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the written elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The elective deferral agreement to start Elective Deferral Contributions may be effective on a Member's Entry Date (Reentry Date, if applicable) or any following Semi-yearly Date, unless otherwise specified in (1) below.

1)  Optional effective          1) [X] Following a Member's Entry Date
    dates for elective             (Reentry Date, if applicable), a Member's
    deferral agreements.           elective deferral agreement may become
    If selected, check             effective on any
    (a), b), (c) or (d).
                                   a) [_] Monthly Date.

                                   b) [X] Quarterly Date.

                                   c) [_] Yearly Date.

                                   d) [_] date.

                                  The Member shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Member's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Member's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop. A Member may not defer more than 20% of Pay for the Plan Year. Elective Deferral Contributions shall be limited as needed to meet nondiscrimination tests.

2)  Optional minimum.             2) [_] % of Pay is the minimum Elective
                                     Deferral Contribution.

                                  3) [_] Elective Deferral Contributions must be
                                     a whole percentage of Pay.

4)  Optional maximum.             4) [X] 15% of Pay is the maximum Elective
    (Consider using 20%              Deferral Contribution.
    reduced by the amount
    of other Contributions
    made for the Member.)
                               O. [X] We shall make MATCHING CONTRIBUTIONS.

    If Item O is selected,        1)  The percentage of Elective Deferral
    check (a) or (b).                 Contributions matched is

a)  Not more than 100%.               a) [X] 50 %.

                                      b) [_] determined by us, but won't be more
                                         than 100%.

i)  Optional minimum                     i)  [_] ________% is the minimum
    percentage.                              percentage.

ii) Optional maximum                     ii) [_] ________% is the maximum
    percentage. Less                         percentage.
    than 100%.

2)  Optional limit on             2) [X] Elective Deferral Contributions which
    Elective Deferral                are over the percentage of Pay below won't
    Contributions matched.           be matched.
    If selected, check (a)
    or (b). Limit can help           a) [X] 4%.
    meet nondiscrimination
    tests.                           b) [_] A percentage determined by us.

i)  Optional   minimum                  i)  [_] ___% is the minimum percentage.
    percentage.
ii) Optional maximum                    ii) [_] ___% is the maximum percentage.
    percentage.

    If Item O is selected,        3)  Matching Contributions are made
    check (a) or (b).
                                      a) [X] as Elective Deferral Contributions
                                         are made.

                                      b) [_] at the end of the Plan Year for
                                         Members meeting the requirements in
                                         Item Q.

4)  If (3)(a) is selected,        4)  [_] At the end of the Plan Year we may
    this option may be used           make more Matching Contributions for
    to adjust the Matching            Members who made Elective Deferral
    Contributions at the              Contributions.  Our total Matching
    end of the Plan Year.             Contributions for the Plan Year shall be
                                      made as specified below.

a)  Optional.  Match at               a) [_] The Matching Contributions made at
    end of year only for                 the end of the Plan Year shall only be
    those meeting                        made for those meeting the requirements
    requirements in Item Q.              in Item Q.

b)  If (4) is selected,               b) The percentage of Elective Deferral
    check (i) or (ii).                   Contributions matched is

i)  Not more than 100%.                  i)  [_] ________%

                                         ii) [_] determined by us, but won't be
                                             more than 100%.

A.  Optional minimum                         A. [_] ________% is the minimum
    percentage.                                 percentage.

B.  Optional maximum                         B. [_] ________% is the maximum
    percentage.  Less than                      percentage.
    100%.

c)  Optional limit on                 c) [_] Elective Deferral Contributions
    Elective Deferral                    which are over the percentage by Pay
    Contributions matched                below won't be matched.
    if (4) is selected.  If
    selected, check (i) or               i)  [_] ________%
    (ii). Limit will help
    meet nondiscrimination               ii) [_] A percentage determined by us.
    tests.

A.  Optional minimum                         A. [_] ________% is the minimum
    percentage.                                 percentage.

B.  Optional maximum                         B. [_] ________% is the maximum
    percentage.                                 percentage.

5)  If selected, Matching         5) [_] Matching Contributions are Qualified
    Contributions may be             Matching Contributions. Qualified Matching
    tested for nondiscrimin-         Contributions are 100% vested and subject
    ation with the Elective          to the withdrawal restrictions of Code
    Deferral Contributions.          Section 401 (k).

a)  Optional if (5) is               a) [_] Qualified Matching Contributions
    selected. Nonhighly                 shall be made only for Nonhighly
    Compensated Employees               Compensated Employees.
    only.

6)  Optional maximum on           6) [X] Our Matching Contributions for a
    Matching Contributions.          Member during any Plan Year shall not be
                                     more than $1,000

                                  7) Forfeitures of Matching Contributions which
                                     relate to excess amounts as provided in
                                     Plan Section 3.07 shall be used to offset our first Contribution after the Forfeiture occurs, unless otherwise specified in (a) below.

a)  Optional treatment               a) [_] Forfeitures of Matching Contri-
    of forfeitures which                butions which relate to excess amounts
    relate to excess                    as provided in Plan Section 3.07 shall
    amounts.                            be allocated to those meeting the
                                        requirements in Item Q who do not have
                                        an excess amount using the allocation
                                        formula in P(3)(a) and shall be deemed
                                        to be Matching Contributions.

                               P. OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES

1)  These contributions           1) [_] QUALIFIED NONELECTIVE CONTRIBUTIONS.
    are used in the                  Qualified Nonelective Contributions are
    nondiscrimination                100% vested and subject to the withdrawal
    tests. If selected,              restrictions of Code Section 401(k).
    check (a) or (b)

a)  Qualified Nonelective            a) [_] We shall make Qualified Non-
    Contributions are a set             elective Contributions equal to the
    amount. If selected,                following:
    check the contribution
    formula, (i) or (ii).

i)  If selected, check                  i) [_] PAY FORMULA. An amount equal to
    A or B.
                                           A. [_] _______% of Pay for the pay
                                              period for each Member who is an
                                              Active Member on the last day of
                                              that period .

                                           B. [_] _______% of Annual Pay at the
                                              end of the Plan Year for Members
                                              who meet the requirements in
                                              Item Q.

 ii) If selected, check           ii) [_]SERVICE FORMULA. An amount equal to
     A. or B.
                                      A. [_]$__________ for the pay period for each
                                      Member who is an Active Member on the last day
                                      of that period.

                                      B. [ ]$__________ at the end of the Plan Year
                                      for Members who meet the requirements in
                                      Item Q.

  b) Qualified                    b) [_]Qualified Nonelective Contributions may be
     Nonelective                     made for each Plan Year in an amount determined
     Contributions are               by us. Our Qualified Nonelective Contributions
     determined by you each          shall be allocated to those meeting the
     year.                           requirements in Item Q using the allocation
                                     formula in P(3)(a).

  c) Optional. Nonhighly          c) [_]Qualified Nonelective Contributions shall
     Compensated Employees           be made only for or allocated only to Nonhighly
     only.                           Compensated Employees.

  2) These contributions        2) [_]We shall make ADDITIONAL CONTRIBUTIONS
     are a set amount. If          equal to the following:
     selected, check the
     contribution formula,
     (a) or (b).

  a) If selected, check           a) [_]PAY FORMULA. An amount equal to
     (i) or (ii).
                                    i) [_]_________% of Pay for the pay period for
                                       each Member who is an Active Member on the
                                       last day of that period.

                                   ii) [_]_________% of Annual Pay at the end of
                                       the Plan Year for Members who meet the
                                       requirements in Item Q.

  b) If selected, check           b) [_]SERVICE FORMULA. An amount equal to
     (i), (ii), (iii) or
     (iv).                          i) [_]$________ for the pay period for each
                                       Member who is an Active Member on the last
                                       day of that period.

                                   ii) [_]$________ at the end of the Plan Year for
                                       Members who meet the requirements in Item Q.

iii) No contribution              iii) [_]$________ for each Hour of Service he
     for paid nonworking               has performed during the pay period for each
     hours such as vacation.           Member who is an Active Member during the pay
                                       period.

 iv) Contibution is made for       iv) [_]$_________for each Hour of Service
     paid nonworking hours             credited during the pay period for each
     such as vacation.                 Member who is an Active Member during the pay
                                       period.

  3)  These contributions       3) [X]DISCRETIONARY CONTRIBUTIONS may be made
      are determined by you        for each Plan Year in an amount determined by
      each year. If selected,      us. The amount of our Discretionary
      check the allocation         Contributions and Forfeitures, if applicable,
      formula, (a) or (b).         allocated to a person meeting the require-
                                   ments in Item Q shall be equal to the
                                   following:

                                   a) [X]PAY FORMULA. An amount equal to our
                                      Discretionary Contributions and
                                      Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

                                   b) [_]INTEGRATED FORMULA. An amount equal to
                                      a percentage of the person's Annual Pay up to the Integration Level plus a percentage (equal to 2 times the first percentage) of his Annual Pay over the Integration Level. The first percentage shall be the Maximum Integration Rate, unless otherwise specified in (i) below.

  i)  Optional percentage.          i) [_] _______% (If this percentage exceeds
      If selected, fill in a           the Maximum Integration Rate, the Maximum
      percentage up to the             Integration Rate shall apply.)
      Maximum Integration
      Rate.                         If our Discretionary Contributions and
                                    Forfeitures, if applicable, are great enough to provide this allocation, the percentage above shall be proportionally reduced.

                                    If our Discretionary Contributions and
                                    Forfeitures, if applicable, are more than enough to provide the allocation above, any amount remaining shall be allocated in the same manner as provided in the Pay Formula, Item P(3)(a).

                                   ii) The MAXIMUM INTEGRATION RATE shall be
                                       determined according to the following
                                       schedule:

                                                                            INTEGRATION
                                       INTEGRATION LEVEL                       RATE
                                       100% of TWB                             5.7%
                                       Less than 100%, but more than
                                         80% of TWB                            5.4%
                                       More than the greater of $10,000
                                         or 20% of TWB, but not more than
                                         80% of TWB                            4.3%
                                       Not more than the greater of
                                         $10,000 or 20% of TWB                 5.7%

                                              "TWB" means the taxable wage base
                                              as in effect on the latest Yearly
                                              Date. "Taxable wage base" means
                                              the maximum amount of earnings
                                              which may be considered for wages
                                              for a year under Code Section 3121
                                              (a)(1).

                                              On any date the portion of the
                                              rate of tax under Code Section
                                              3111 (a) (in effect on the latest
                                              Yearly Date) which is attributable
                                              to old age insurance exceeds 5.7%,
                                              such rate shall be substituted for
                                              5.7% and 5.4% and 4.3% shall be
                                              increased proportionately.

                                         iii) The INTEGRATION LEVEL is the
                                              taxable wage base (as defined in
                                              (ii) above) as in effect on the
                                              latest Yearly Date, unless
                                              otherwise specified in A. or B.
                                              below.

A.  Optional dollar amount.                   A. [_] $___________.
    Must be less than such
    taxable wage base.

B.  Optional percentage of                    B. [_] ____________% of such
    such taxable wage base.                      taxable wage base.
    Must be less than 100%.

4)  Not applicable if              4) If P(3) is selected, FORFEITURES shall be
    Vesting Percentage is             reallocated to remaining Members and if
    100%.                             P(3) is not selected, Forfeitures shall be
                                      used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (a) or (b) below.
                                      If P(3) is selected, Forfeitures shall be allocated with our Discretionary
                                      Contributions and deemed to be
                                      Discretionary Contributions. (See Plan
                                      Section 3.05.)

a)  Optional treatment                a) [_] Forfeitures shall not be allocated
    of Forfeitures if P(3)               with our Discretionary Contributions,
    is selected.                         but shall be used to offset our first
                                         Contribution made after the Forfeiture
                                         is determined.

b)  Optional treatment                b) [_] Forfeitures shall not be used to
    of Forfeitures if P(3)               offset our first Contribution, but
    is not selected, but                 shall be allocated to those meeting
    P(2) is selected.                    the requirements in Item Q using the
                                         allocation formula in P(3)(a) and shall
                                         be deemed to be Additional
                                         Contributions.

                               Q.  NET PROFITS AND CONTRIBUTION REQUIREMENTS

                                   1) Our Contributions shall be made out of our
                                      current or accumulated NET PROFITS unless otherwise specified below.

                                      a) [X] Our Contributions may be made
                                         without regard to our current or act
                                         emulated Net Profits.

2)  If annual contributions        2)  REQUIREMENTS FOR CONTRIBUTIONS. The
    are subject to these               allocation of our Contributions is
    requirements or if                 subject to the provisions of Article III
    Forfeitures are                    and Article X of the Plan. Our Contri-
    reallocated (see Items             butions which are subject to the
    O(7) and P(4)), select             requirements of this Item Q and
    (a), (b), (c) or (d)               Forfeitures shall be allocated as of the
    below. If advanced                 last day of the Plan Year to each
    funding is used, (a)
    must be checked.                   a) [X] person who was an Active Member
                                          at any time during the Plan Year.

                                       b) [_] Active Member on that date.

                                       c) [_] person who was an Active Member
                                          time during the Plan Year and who has
                                          at least 1,000 Hours of Service
                                          during the latest Accrual Service
                                          Period ending on or before that date,
                                          unless a lesser number is specified
                                          in (i) below.

i)  Optional reduced                      i) [_] __________ Hours of Service.
    Hours of Service
    requirement.
                                       d) [_] Active Member on that date who has
                                          at least 1,000 Hours of Service during
                                          the latest Accrual Service Period
                                          ending on or before that date, unless
                                          a lesser number is specified in (i)
                                          below.

i)  Optional reduced Hours                i) [_] __________ Hours of Service.
    of Service requirement.
                                       The allocation requirements in (b), (c)
                                       or (d) are modified as follows:

e)  Optional allocation                e) [_] Our Contributions shall also be
    requirement. Do not use               allocated to each person who was an
    with (a) above.                       Active Member at any time during the
                                          Plan Year and who has retired, become
                                          Totally Disabled, or died.

                                   3)  The ACCRUAL SERVICE PERIOD is the 12-
                                       consecutive month period ending on the
                                       last day of each Plan Year, unless a
                                       different period is specified in (a)
                                       below.

a)  Optional Accrual                   a) [_] The 12-consecutive month period
    Service Period if you                 ending on each (month and day).
    use hours in (2) above.

                               R.  CONTRIBUTION MODIFICATIONS

                                   Contribution Limitations: The Annual
                                   Additions for a Member during a Limitation
                                   Year shall not be more than the Maximum
                                   Permissible Amount. (See Plan Sections 3.06 and 10.05.)

                                   1) For Limitations Years beginning after
                                      December 31, 1991, for purposes of
                                      applying the limitations of Plan Section
                                      3.06, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

2)  Fill in last day of            2) The LIMITATION YEAR is the 12-consecutive
    the Limitation Year.              month period ending on each December 31
    Normally, the last day            (month and day).
    of the Plan Year is
    used. You must match           3) If the Member is covered under another
    the Limitation Years of           qualified defined contribution plan main-
    all your other plans.             tained by the Employer, as defined in
If you or an Employer,                Plan Section 3.06, other than a Master or
as defined in Plan                    Prototype Plan:
Section 3.06, maintain
or ever maintained                    a) [_] The provisions of (f) through (k)
another qualified plan                   of Plan Section 3.06 will apply as if
in which any Member in                   the other plan were a Master or Proto-
this Plan is (or was) a                  type Plan.
member or could become
a member, you must                    b) [_] The method described on the
complete (3) and (4) of                  attached page shall be used to limit
this Item R.                             total Annual Additions to the Maximum
                                         Permissible Amount, and will properly
                                         reduce the Excess Amounts, in a manner
                                         which precludes Employer discretion.

                                   4) If the Member is or has ever been a member
                                      in a defined benefit plan maintained by
                                      the Employer, as defined in Plan Section
                                      3.06, the method described on the attached page shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion.

5) Optional maximum                5) [_] The amount of our Contributions for
   allocation.                        any

                                      a) [_] Plan Year

                                      b) [_] Limitation Year

                                      allocated to a person meeting the
                                      requirements in Item Q shall not be more than (the lesser of)

                                      c) [_] $___________ (or)

d)  Less than 25%.                    d) [_] __________% of his Annual Pay
                                         (Compensation for the Limitation Year
                                         if (b) above is selected).

In Years when this Plan            Top-heavy Plan Requirements: The amount and
is a Top-heavy Plan, special       allocation of Contributions shall be subject
minimum and maximum                to the provisions of Article X of the Plan
Contribution provisions            in Years when this is a Top-heavy Plan.
apply. Use Items (6) through
(9), as needed, to meet the        6)  [_] Key Employees who are Employees on
requirements for your plans            the last day of the Year shall also
which are top-heavy or to              receive the minimum allocation required
extend the minimums to                 in Years when this is a Top-heavy Plan.
other employees or Years.
The items you select here          7)  [_] A __________% (not less than 3%)
override any provisions                minimum allocation shall apply in Years
of Article X to the                    when this is a Top-heavy Plan.
contrary.
                                   8)  [_] The minimum allocation in (6) and (7)
                                       above and in Article X shall apply in all Years without regard to whether or not this is a Top-heavy Plan or to the requirements in Item Q.

                                   9) [_] The method described on the attached page shall be used to meet the minimum allocation and benefit requirements in Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

                                   Present Value: For purposes of establishing
                                   Present Value to compute the Top-heavy Ratio, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (10) and (11) below:

                                   10) [_] Interest rate _________%.

                                   11) [_] Mortality table:

                               S. VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (1) below.

1)  Select if Voluntary            1)  [_] Voluntary Contributions are
    Contributions are                  permitted.
    permitted.

T.  Select (1 ) or (2)         T.  INVESTMENT
    and complete (3).

1)  If selected, fill in           1)  [X] The Plan is trusteed. Plan assets
    the names of all                   may be invested in an Annuity Contract
    trustees. (Consider                and other funding vehicle(s).
    naming two or more.)
    Complete (a) and (b).          We have named the following person(s) to act
                                   as TRUSTEE under the Trust:
                                   SATISH SANAN
                                   JEFFERY S. SLOWGROVE

a)   If the Plan is trusteed,         a) LIFE INSURANCE
     select (i) or (ii).
                                         i)   [X] With the Trustee's consent and
                                              subject to the limits and
                                              provisions of Article IV of the
                                              Plan, an Active Member may elect
                                              to have his Account applied to
                                              purchase life insurance coverage
                                              on his life.

                                         ii)  [_] Life insurance coverage is not
                                              provided under this Plan.

b)   If the Plan is trusteed,         b) LOANS
     select (i) or (ii).
                                         i)   [_] The Trustee shall not make a
                                              loan to a Member.

                                         ii)  [X] The Trustee may make a loan to
                                              a Member from the Trust Fund,
                                              subject to the provisions of Plan
                                              Section 5.06.

iii) Fill in the person or               iii) JEFFERY S. SLOWGROVE is the Loan
     position authorized                      Administrator.
     to administer the
     Member loan program.
     Principal Mutual Life
     Insurance Company may
     not be used.

iv)  Optional minimum loan               iv)  [X] The minimum amount of any
     amount. Fill in up to                    loan is $1,000.
     $1,000. If none is
     selected, there is no
     minimum.

v)   Optional maximum loan               v)   [_] The maximum amount of any loan
     amount. Fill in up to                    is the lesser of 50% of the
     $49,999. If none is                      Member's Vested Account or $_____,
     selected, the maximum                    reduced by any outstanding loan
     is the lesser of 50% of                  balance.
     Vested Account or
     $50,000, reduced by any
     loan balance.

vi)  Optional number of                  vi) The number of outstanding loans
     outstanding loans.                      shall be limited to one, unless
                                             otherwise specified in A. or B.
                                             below.

                                             A. [_] The number shall be
                                                limited to _______________.

                                             B. [_] The number shall not be
                                                limited.

vii)  Optional number of                 vii)  The number of loans approved in
      loans approved in any                    a 12-month period shall be
      12-month period.                         limited to one, unless otherwise
                                               specified in A. or B. below.

                                               A.  [_] The number shall be
                                                   limited to ________________

                                               B.  [_] The number shall not be
                                                   limited.

                                   2) [_] The Plan is not trusteed. Plan assets shall be invested only in an Annuity Contract.

                                   3) Subject to the provisions of Articles IV and VIIIA of the Plan and the Annuity Contract, the investment of that part of a Member's Account resulting from

a)  Select (i), (ii) or (iii).         a)  our Contributions other than Elective
                                           Deferral Contributions shall be
                                           directed by

                                          i)   [_] the Member with the Trustee's
                                               consent (our consent, if not
                                               trusteed).

                                          ii)  [X] the Member.

                                          iii) [_] the Trustee (us, if not
                                               trusteed).

  Select (i), (ii) or (iii).           b)  Elective Deferral Contributions shall
                                           be directed by

                                          i)   [_] the Member with the Trustee's
                                               consent (our consent, if not
                                               trusteed).

                                          ii)  [X] the Member.

                                          iii) [_] the Trustee (us, if not
                                               trusteed).

c)  Select (i), (ii) or (iii).         c)  Member Contributions and Rollover
                                           Contributions shall be directed by

                                          i)   [_] the Member with the Trustee's
                                               consent (our consent, if not
                                               trusteed).

                                          ii)  [X] the Member.

                                          iii) [_] the Trustee (us, if not
                                               trusteed).

                              U. VESTING PERCENTAGE is used to determine the
                                 nonforfeitable percentage of a Member's Account resulting from our Contributions.

                                 The Vesting Percentage for a Member who is an Employee on the date he reaches Normal Retirement Age, meets the requirement(s) for Early Retirement Date, becomes Totally Disabled or dies, whichever occurs first, shall be 100% on such date.

1)  Check any other Employer       1)  Fully Vested Contributions. Elective
    Contributions which are            Deferral Contributions are 100% vested.
    also 100% vested.                  Qualified Matching Contributions and
                                       Qualified Nonelective Contributions are
                                       100% vested. The following Employer
                                       Contributions are also 100% vested at all
                                       times.
                                       a)  [_] All other Employer Contributions.
                                       b)  [_] Additional Contributions.
                                       c)  [_] Matching Contributions.
                                       d)  [_] Discretionary Contributions.
2)  Select one of the              2)  A Member's Account resulting from our
    schedules below if some            Contributions which are not 100% vested
    Employer Contributions             is subject to the Vesting Percentage
    aren't 100% vested when            determined below.
    made.

                                  Vesting
                                  Service         Vesting Percentage

e)  If selected, fill in                   (a)    (b)    (c)    (d)    (e)
    the percentages. The                   [_]    [_]    [X]    [_]    [_]
    schedule must provide
    full (100%) vesting       Less
    after 5 years of          than 1        0      0      0      0     _________
    Vesting Service or must       1         0      0      0      0     _________
    at all times be as            2         0      20     0      0     _________
    great as the Vesting          3         100    40     0      20    _________
    Percentage which the          4                60     0      40    _________
    schedule in (d) would         5                80     100    60    _________
    provide.                      6                100           80    _________
                                  7                              100   _________

                                  A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Article X shall apply.

    Select (1) or (2).        V. VESTING SERVICE, subject to the provision of
    (Don't use this item         Plan Section 1.02, shall be determined as
    if all Employer              follows:
    Contributions are
    fully vested and               1)  [X] ELAPSED TIME METHOD.  Vesting Service
    Early Retirement Date              if the total of an Employees countable
    is not based on                    Periods of Service without regard to
    Vesting Service.)                  Hours of Service.

Use (a), (b) or both                   a)  [_] The Elapsed Time Method is used
only if the method of                      to determine service on and after
crediting service has                      ___________________, 19___
changed.  The Plan must
use either the Elapsed                 b)  [_] The Elapsed Time Method is used
Time Method or the                         to determine service before _______
Hours Method after the                     ________________, 19___.
date the Plan became
subject to ERISA.                  2)  [_] HOURS METHOD. A year of Vesting
                                       Service is a Vesting Service Period in
                                       which an Employee has 1,000 Hours of
                                       Service, unless a lesser number is
                                       specified in (a) below.

a)  Optional reduced                   a)  [_] ___________ Hours of Service.
    Hours of Service.
                                       b)  A VESTING SERVICE PERIOD is the 12-
                                           consecutive month period ending on
                                           the last day of each Plan Year,
                                           unless otherwise specified in (i) or
                                           (ii) below.
    Optional Vesting
    Service Period.                        i)  [_] The 12-consecutive month
                                               period ending on each ___________
                                               ____________(month and day).


ii) Optional Vesting                       ii) [_] The 12-consecutive month
    Service Period which                       period ending on
    changes.                                   A. each ____________ (month and
                                                   day) through
B.  Month and day used                         B. _____________ 19 ________ and
    in A. and last year
    this period is used.
C.  Month and day on                           C. each following ______________
    which new period ends.                         (month and day)

                                       c)  A VESTING BREAK in service, when the
                                           Hours Method is used, is a Vesting
                                           Service Period in which an Employee
                                           is credited with not more than one-
                                           half of the Hours of Service required
                                           for a year of Vesting Service, unless
                                           otherwise specified in (i) below.

i)  Optional Hours of                      i)  [_]_________of fewer Hours of
    Service requirement.                       Service.
    Fill in up to 500
    hours, but less than
    hours required for year
    of Vesting Service.

d) and e).  See comment                d)  [_] The Hours Method is used
    for V(1)(a) and (b).                   to determine service on and after ___
                                           _____________________, 19____.

                                       e)  [_] The Hours Method is used to
                                           determine service before ____________
                                           ____________, 19____.
Select any modification       Vesting Service is modified as follows:
below which apply.  If
the Hours Method is
used, any date you use
should be the first day
of a service period.               3)  [_] Service before __________, 19____.

a)  Not available for                  a)  [_] is the total of an Employee's
    service after the date                 countable service with us, express in
    the Plan became subject                whole years and fractional parts of a
    to ERISA.                              year (counting a partial month as a
                                           complete month).
                                       b)  [_] shall be determined under the
                                           provisions of the Plan in effect on
                                           the date before that date.

4)  If selected, fill in           4)  [_] Service before __________, 19____
    a date on or before the            shall not be counted.
                                             ---
    Effective Date.

5)  Not over age 18.               5)  [_] Service before an Employee attains
                                       age shall not be counted. (If the Hours
                                       Method is used, service during the
                                       Vesting Service Period in which he
                                       attains this age shall not be excluded
                                       because of this item.)

                              W. WITHDRAWAL BENEFITS

                                   1)  A Member may withdraw, in a single sum,
                                       any part of his Vested Account resulting
                                       from Voluntary Contributions. A Member
                                       may make only two such withdrawals in any
                                       twelve-month period, unless otherwise
                                       specified in (a) below.
a)  Optional frequency
    for withdrawal of                  a)  [_] A Member may make
    Voluntary Contributions.
    If selected, check (i)                i)  [_] such a withdrawal at any time.
    or (ii).
    --                                    ii) [_] only _____ such withdrawal(s)
                                              in any twelve-month period.

2)  Optional 401(k)                2)  [X] Unless otherwise specified in (a)
    hardship withdrawal.               below, a Member may withdraw any part of
                                       his Vested Account which does not result from Voluntary Contributions, Qualified
                                       Matching Contributions or Qualified
                                       Nonelective Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's
                                       Elective Deferral Contributions (and
                                       earning thereon accrued as of December
                                       31, 1988). The withdrawal is subject to
                                       the provisions of Plan Section 5.05.

a)  Optional restriction               a)  [_] Such withdrawal shall be limited
    on hardship withdrawal.                to the amount of the Member's
                                           Elective Deferral Contributions (and
                                           earnings thereon accrued as of
                                           December 31, 1988).

3)  Optional withdrawal            3)  [X] A Member may withdraw any part of his
    after age 59 1/2.                  Vested Account which does not result from
                                       Voluntary Contributions at any time after he attains age 59 1/2. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

a)  Optional frequency                 a)  [_] A member may make
    for withdrawal after
    age 59 1/2.  If                       i)  [_] such withdrawal at any time.
    selected, check (i) or
                        --                ii) [_] only ______ such withdrawal(s)
    (ii).                                     in any twelve-month period.


4)  Optional withdrawal            4)  [_] A percentage of a Member's vested
    after 5 years as an                Account which does not result from
    Active Member.  Must               Voluntary Contributions, Elective
    have Matching                      Deferral Contributions, Qualified
    Contributions that are             Matching Contributions or Qualified
    not qualified,                     Nonelective Contributions may be
    Additional                         withdrawn after he has been an Active
    Contributions or                   Member for at least five (5) years.
    Discretionary
    Contributions.  If                 The percentage which may be withdrawn is
    selected, check (a),
    (b), (c) or (d).                   a)  [_] 25%.
             --
                                       b)  [_] 25% or 50%, as he requests.

                                       c)  [_] 25%, 50% or 75%, as he requests.

                                       d)  [_] any percentage up to ____%, as he
                                           requests.

                                       A Member shall not make another
                                       withdrawal under this item until he has
                                       been an Active Member for at least five
                                       (5) years since his last withdrawal.

                                   Note: Withdrawals are subject to the
                                   ----
                                   qualified election procedures of Article VI.

                              X.  RETIREMENT AND THE START OF BENEFITS

1)   Normal Retirement             1)  NORMAL RETIREMENT AGE is the age at which
     Age may not exceed any            the Member's Account shall become
     mandatory retirement              nonforfeitable if he is an Employee.  A
     age imposed by you on             Member's Normal Retirement Age is age 65,
     your Employees.  Must             unless otherwise specified in (a) or (b)
     use (a) or (b) if                 below.
     mandatory age is
     younger than 65.

a)   Optional Normal                   a)  [_] Age _________.
     Retirement Age.  Fill
     in age younger than 65.

b)   Optional Normal                   b)  [_] The order of age _________ on the
     Retirement Age.  Select
     (i) or (ii) and fill in
         --
     up to age 65.

i)   Fill in up to 5                      i)   [_] date ________ after the first
     years.                                    day of the Plan Year in which his
                                               Entry Date occurred.

ii)  Fill in up to 5                      ii)  [_] earlier of the date ________
     years.                                    years after his Hire Date or the
                                               date 5 years after the first day
                                               of the Plan Year in which his
                                               Entry Date occurred.

iii) Optional maximum                     iii) [_] A Member's Normal Retirement
     Normal Retirement Age                     Age shall not be older than
     if (b) is selected.                       age ________.
     Fill in up to age 70.
                                       c)  [_] A Member's Normal Retirement Age
                                           shall not be older than normal
                                                 ---
                                           retirement age under the Plan on the
                                           day before any change in the Normal
                                           Retirement Age provisions, if he was
                                           a Member on such date.

2)  Select (a) or (b).             2)  EARLY RETIREMENT DATE

a)  If selected, check                 a)  [X] Early Retirement Date is the
    and complete any                       first day of the month before a
    requirements below                     Member's Normal Retirement Date which
    which apply.  An                       he selects for the start of
    Employee's Account is                  retirement benefits.  This day shall
    100% vested when the                   be on or after the date the Member
    requirements are met.                  ceases to be an Employee and the date
                                           the following requirement(s) are met.

                                          i)   [X] He is age 55.

                                          ii)  [X] He has 5 years of Vesting
                                               Service.

                                          iii) [_] He is within ______ years of
                                               Normal Retirement Date.

                                          iv)  [_] He has been an Active Member
                                               ________ years.

                                       b)  [_] Early retirement is not
                                                                   ---
                                           permitted.


3)  Optional                       3)  Section 5.03 permits an Employee to
    modification of the                elect to start benefits after he ceases
    start of benefits.                 to be an Employee.  The start of benefits
    Check (a) or (b).                  is modified as follows:
              --

                                       a)  [_] Benefit payments for the part of
                                           a Member's Vested Account resulting
                                           from our Contributions shall not
                                           begin before the Member retires,
                                           becomes Totally Disables or dies. A
                                           small Vested Account may be paid
                                           earlier in a single sum. (See Plan
                                           Section 9.10.)

i)  Optional. Restriction                 i)  [_] Such restriction shall not
    does not apply to                          apply to that part of a Member's
    Elective Deferral                          Vested Account resulting from
    Contributions.                             Elective Deferral Contributions.

b)  If selected, check                 b)  [_] The Member may elect to receive
    (i) or (ii).                           his Member Contributions in a single
        --                                 sum. Any other benefit payment under
                                           Plan Section 5.03 shall not begin
                                           before the Member has ceased to be an
                                           Employee for a period of time.
                                           Payment of a small Vested Account
                                           will also be delayed. (See Plan
                                           Section 9.10.) The period of time is

                                          i)   [_] _________ month(s)

                                          ii)  [_] _________ year(s)

By executing this Adoption Agreement, we, the Employer adopt "The Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in The Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Mutual Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Mutual Life Insurance Company shall be governed solely by provisions of its contracts and policies. Principal Mutual Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Name Fiduciary, Trustee or us and shall be fully protected in taking, permitting or omitting any action on the basis of our actions. Principal Mutual Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee or us.

- --------------------------------------------------------------------------------
     This Plan is an important legal document. It may not fit your situation.
     You will want to consult with your lawyer on whether it does or not and on its tax and legal implications, for which neither Principal Mutual Life Insurance Company nor its agents can assume responsibility.

     Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Mutual Life Insurance Company will inform you of any amendment made to the Plan or of the abandonment of the Plan. The address of Principal Mutual Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Mutual will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, Extension 75397, for assistance.

     The opinion letter issued by the National Office of the Internal Revenue Service applies to the prototype form. You may not rely on its as evidence that your Plan is qualified under Code Section 401. In order to obtain reliance with respect to the qualification of your plan, you must apply to you Key District Office for a determination letter.
- --------------------------------------------------------------------------------
                            (Complete in black ink.)
                                         -----

      This Adoption Agreement is executed _____________________, 19________.
                                             (month and day)

                             FOR THE EMPLOYER

                             By: /s/ Jeffery Slowgrove
                                               (signature)

                             Treasurer [handwritten]
                                                 (title)
                             [_] By my signature above, I hereby execute this Adoption Agreement on behalf of each Adopting Employer identified in Item Z.

                             ACKNOWLEDGMENT BY THE NAME FIDUCIARY (IF OTHER THAN THE EMPLOYER OR TRUSTEE).

                             By:
                                -------------------------------------------
                                               (signature)

Z.   ADOPTING EMPLOYERS

     There are no Adopting Employers under this Plan.

FOR THE TRUSTEES(S)


By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:   INFORMATION MANAGEMENT RESOURCES, INC.
          ----------------------------------------------------------------------
           SUITE 500
          ----------------------------------------------------------------------
           26750 US HIGHWAY 19 NORTH
          ----------------------------------------------------------------------
           CLEARWATER FL 34621-3442
          ----------------------------------------------------------------------

By:       /s/ Jeffery Slowgrove       Trustee [handwritten]
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:   INFORMATION MANAGEMENT RESOURCES, INC.
          ----------------------------------------------------------------------
           SUITE 500
          ----------------------------------------------------------------------
           26750 US HIGHWAY 19 NORTH
          ----------------------------------------------------------------------
           CLEARWATER FL 34621-3442
          ----------------------------------------------------------------------

By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:
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By:
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                                       (signature)
Title:
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Address:
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By:
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                                       (signature)
Title:
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Address:
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

By:
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                                       (signature)
Title:
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Address:
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By:
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                                       (signature)
Title:
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Address:
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By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
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Address:
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By:
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                                       (signature)
Title:
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Address:
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

By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:
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          ----------------------------------------------------------------------

By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:
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By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:
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By:
          ----------------------------------------------------------------------
                                       (signature)
Title:
          ----------------------------------------------------------------------
Address:
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

Item R(3)(b) The method used to limit Annual Additions to the Maximum Permissible Amount:






Item R(4)  The method used to satisfy the 1.0 limitation of Code Section 415:






Item R(9) The method used to meet the minimum contribution and allocation requirements in Years when this is a Top-heavy Plan: